UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report - August 13, 2008
(June 30, 2008)
 (Date of Earliest Event Reported)

Carpenter Technology Corporation
 (Exact Name of Registrant as specified in its charter)

Delaware                      1-5828                                23-0458500
    (State of Incorporation) (Commission File No.)   (IRS Employer I.D. No.)

P.O. Box 14662, Reading, Pennsylvania, 19612
(Address of principal executive offices)

Registrant's telephone number, including area code (610) 208-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.02         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

    (e) At its meetings on June 30, 2008 and August 7, 2008, the Human Resources Committee of the Board of Directors (the “Committee”) of Carpenter Technology Corporation (the “Company”), which functions as the compensation committee of the Board of Directors, finalized fiscal year 2009 compensation packages, including base salaries and other principal compensation arrangements for several executives of the Company, including the executives who constitute the Company’s Named Executive Officers for fiscal year 2008.  The compensation arrangements were made effective as of July 1, 2008, and are summarized in tables and related discussion below by major component categories for each Named Executive Officer.

    The determinations made by the Committee reflect its review and consideration of individual and Company performance, assigned responsibilities of the executives, competitive market data, and other relevant factors customarily considered by the Committee as part of its executive compensation processes.

A.  Base Salaries

    The following table sets forth the fiscal year 2009 base salary of the Company’s Named Executive Officers:

Name and Position	Fiscal Year 2009 Base Salary
Anne L. Stevens Chairman, President and Chief Executive Officer	$876,000
Michael L. Shor Senior Vice President - Premium Alloys Operations	$407,056
K. Douglas Ralph Senior Vice President - Finance and Chief Financial Officer	$399,000
T. Kathleen Hanley Senior Vice President – Organizational Effectiveness, Strategy, and Corporate Staffs	$387,486
Sunil Widge Senior Vice President and Chief Technology Officer	$316,590

B.  Incentive Cash Compensation Potential

The Committee set performance goals and opportunities for potential cash bonuses under the Company's Executive Bonus Compensation Plan (EBCP) for the 2009 fiscal year.  The Committee established corporate performance goals for return on net assets (RONA), operating income, and team and individual performance objectives as the key measures for fiscal year 2009 under the EBCP.  The performance goals reflect a performance range beginning at a threshold level, progressing to a target level and ending at a maximum level, which levels vary among the executives. The following table shows the percentages of base salary that each Named Executive Officer could earn in fiscal year 2009 upon achievement of the performance goals at the established threshold, target and maximum performance ranges established under the EBCP:

Name and Position	Fiscal Year 2009 EBCP Potential as Percent of Base Salary (Threshold/Target/Maximum Performance Levels)
Anne L. Stevens Chairman, President and Chief Executive Officer	50% / 100% / 300%
Michael L. Shor Senior Vice President - Premium Alloys Operations	40% / 80% / 160%
K. Douglas Ralph Senior Vice President - Finance and Chief Financial Officer	40% / 80% / 160%
T. Kathleen Hanley Senior Vice President – Organizational Effectiveness, Strategy, and Corporate Staffs	40% / 80% / 160%
Sunil Widge Senior Vice President and Chief Technology Officer	40% / 80% / 160%

C.           Long-Term Incentive Compensation Potential – Performance Shares of Restricted Stock

The Committee set performance goals and opportunities under the Company’s stock-based incentive compensation plan for the Named Executive Officers for the 2009 fiscal year.  The Committee established two categories of performance goals for all Named Executive Officers to earn shares of restricted stock awards under that plan, as follows: (1) three-year performance goals based upon RONA and total shareholder return (“TSR”) goals (“Category 1”); and (2) one-year performance goals based upon earnings per share (“EPS”) (“Category 2”).  The performance goals for both Category 1 and Category 2 reflect a performance range beginning at a threshold level, progressing to a target level and ending with a maximum level.  If a restricted stock award is earned by achievement of financial goals at a particular performance level, and satisfaction of such conditions as may be determined by the Committee, the Category 1 shares will be granted without restriction at the end of the third year, and the Category 2 shares will vest ratably over a two-year period beginning on the first anniversary of the grant date.

The following table shows the number of shares of restricted stock that each Named Executive Officer could earn in fiscal year 2009 upon achievement of the RONA, TSR, and EPS goals at the established threshold, target and maximum performance levels:

Name and Position	Fiscal Year 2009 Performance Based-Restricted Stock (Number of Shares at Threshold/Target/Maximum Performance Levels)
Anne L. Stevens Chairman, President and Chief Executive Officer	19,773 / 39,545 / 79,090
Michael L. Shor Senior Vice President - Premium Alloys Operations	6,050 / 12,100 / 24,200
K. Douglas Ralph Senior Vice President - Finance and Chief Financial Officer	4,488 / 8,975 / 17,950
T. Kathleen Hanley Senior Vice President – Organizational Effectiveness, Strategy, and Corporate Staffs	4,488 / 8,975 / 17,950
Sunil Widge Senior Vice President and Chief Technology Officer	3,450 / 6,900 / 13,800

D.           Long Term Incentive Compensation – Time Vested Shares of Restricted Stock

The Committee granted (on August 7 or June 30, 2008, as indicated below) to each Named Executive Officer shares of restricted stock that will vest three years from the grant date, provided that the executive remains employed by the Company on that date, and satisfies such conditions as may be determined by the Committee. The following table shows the number of shares for each Named Executive Officer:

Name and Position	Shares of Time Based Restricted Stock
Anne L. Stevens Chairman, President and Chief Executive Officer	19,773 on August 7, 2008
Michael L. Shor Senior Vice President - Premium Alloys Operations	6,050 on June 30, 2008
K. Douglas Ralph Senior Vice President - Finance and Chief Financial Officer	4,500 on June 30, 2008
T. Kathleen Hanley Senior Vice President – Organizational Effectiveness, Strategy, and Corporate Staffs	4,500 on June 30, 2008
Sunil Widge Senior Vice President and Chief Technology Officer	3,450 on June 30, 2008

E.	Long Term Incentive Compensation – Stock Options

The Committee granted (on August 7 or June 30, 2008, as indicated below) to each Named Executive Officer options to purchase shares of Company stock as reflected in the following table.  The exercise price is equal to the closing price of the Company’s stock on the date of the grant. The options will become exercisable ratably over a three-year period on each anniversary of the date of the grant.

Name and Position	Stock Options
Anne L. Stevens Chairman, President and Chief Executive Officer	60,084 @ $36.01 on August 7, 2008
Michael L. Shor Senior Vice President - Premium Alloys Operations	18,400 @ $43.65 on June 30, 2008
K. Douglas Ralph Senior Vice President - Finance and Chief Financial Officer	13,650 @ $43.65 on June 30, 2008
T. Kathleen Hanley Senior Vice President – Organizational Effectiveness, Strategy, and Corporate Staffs	13,650 @ $43.65 on June 30, 2008
Sunil Widge Senior Vice President and Chief Technology Officer	10,475 @ $43.65 on June 30, 2008

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARPENTER TECHNOLOGY CORPORATION (Registrant)

Date: August 13, 2008	By:	/s/ Oliver C. Mitchell, Jr.
Oliver C. Mitchell, Jr.
Secretary